Property, Plant and Equipment	12 Months Ended
Dec. 31, 2023
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, Plant and Equipment

	Exploration and Production			Oil Sands Mining and Upgrading	Midstream and Refining	Head Office	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2021	$77,834	$7,438	$3,980	$46,856	$466	$508	$137,082
Additions/Acquisitions	3,564	304	75	1,380	8	25	5,356
Transfers from exploration and evaluation assets	71	—	—		—	—	71
Derecognitions (1)	(394)	(1)	—	(469)	—	—	(864)
Disposals	—	—	—	(35)	—	—	(35)
Foreign exchange adjustments and other	—	517	277	—	—	3	797
At December 31, 2022	81,075	8,258	4,332	47,732	474	536	142,407
Additions/Acquisitions	2,951	558	187	2,088	10	30	5,824
Transfers from exploration and evaluation assets	38	—	—	25	—	—	63
Derecognitions (1)	(581)	—	—	(470)	—	—	(1,051)
Foreign exchange adjustments and other	—	(210)	(110)	—	—	—	(320)
At December 31, 2023	$83,483	$8,606	$4,409	$49,375	$484	$566	$146,923

Accumulated depletion and depreciation
At December 31, 2021	$52,732	$5,951	$2,923	$8,499	$183	$394	$70,682
Expense	3,502	117	148	1,684	15	23	5,489
Derecognitions (1)	(394)	(1)	—	(469)	—	—	(864)
Disposals	—	—	—	(2)	—	—	(2)
Recoverability charge	—	1,620	—	—	—	—	1,620
Foreign exchange adjustments and other	(5)	419	206	—	—	3	623
At December 31, 2022	55,835	8,106	3,277	9,712	198	420	77,548
Expense	3,592	40	177	1,856	15	24	5,704
Derecognitions (1)	(581)	—	—	(470)	—	—	(1,051)
Recoverability charge	—	436	—	—	—	—	436
Foreign exchange adjustments and other	(6)	(200)	(96)	7	—	—	(295)
At December 31, 2023	$58,840	$8,382	$3,358	$11,105	$213	$444	$82,342

Net book value
At December 31, 2023	$24,643	$224	$1,051	$38,270	$271	$122	$64,581
At December 31, 2022	$25,240	$152	$1,055	$38,020	$276	$116	$64,859
(1)An asset is derecognized when no future economic benefits are expected to arise from its continued use or disposal.
Prevailing regulatory and economic conditions and the increasingly challenging commercial outlook in the United Kingdom, including the impact of higher natural gas and carbon costs, led the Company to assess the viability of its North Sea operations in 2022. Following a detailed review of its development plans, the Company determined that the Ninian field is no longer economic, de-booked crude oil reserves as at December 31, 2022 and is accelerating abandonment. As a result, the Company completed a recoverability assessment of its assets in the North Sea, and recognized a non-cash charge of $651 million (after-tax) related to the Ninian field property, plant and equipment, comprised of a recoverability charge of $1,620 million recognized in depletion, depreciation and amortization expense, net of deferred tax recoveries of $969 million.
As at December 31, 2023, as a result of revised project scope and the current cost environment, the Company recognized a non-cash charge of $113 million (after-tax) related to an increase in its estimate of the future abandonment costs for the Ninian field in the North Sea. The non-cash charge is comprised of a recoverability charge of $436 million recognized in depletion, depreciation and amortization expense, net of deferred tax recoveries of $323 million. The Company’s estimate of its asset retirement obligation liability, including the Ninian field recoverability charge and associated tax recoveries, is subject to revision in future periods as abandonment efforts progress.
As at December 31, 2023, the Company completed its normal course assessment of the recoverability of its other property, plant and equipment and exploration and evaluation assets, and determined the carrying amounts of all its cash generating units to be recoverable.
As at December 31, 2023, property, plant and equipment included project costs, not subject to depletion and depreciation, of $191 million in the Oil Sands Mining and Upgrading segment (2022 – $162 million in the Oil Sands Mining and Upgrading segment).
ACQUISITIONS IN 2022 & 2021
During 2022, the Company acquired a number of crude oil and natural gas properties in the North America Exploration and Production segment for net cash consideration of $513 million and assumed associated asset retirement obligations of $11 million. No net deferred income tax liabilities were recognized and no pre-tax gains were recognized on these transactions.
During 2021, the Company completed the acquisition of all the issued and outstanding common shares of Storm Resources Ltd. ("Storm") for total cash consideration of $771 million. In connection with the acquisition the Company assumed certain product transportation and processing commitments (note 20).
During 2021, the Company completed two acquisitions of natural gas producing assets and related processing infrastructure in the Montney region of British Columbia, including property, plant and equipment assets of $257 million and exploration and evaluation assets of $13 million, for cash consideration of $131 million. In connection with the acquisitions, the Company assumed asset retirement obligations of $58 million, other liabilities of $65 million, and recognized a deferred tax asset of $462 million. A gain of $478 million was recognized as a result of the acquisitions, representing the excess of the fair value of the net assets acquired compared with the total purchase consideration.
Acquisitions in the comparative years have been accounted for as business combinations using the acquisition method of accounting. Gains reported on the acquisitions represent the excess of the fair value of the net assets acquired compared to the total purchase consideration.